                                                                      Exhibit 24

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Lincoln Benefit Life Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 20, 2009


/s/ LAWRENCE W. DAHL
------------------------------
Lawrence W. Dahl
President, Chief Operating Officer & Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Lincoln Benefit Life Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 20, 2009


/s/ SAMUEL H. PILCH
------------------------------
Samuel H. Pilch
Group Vice President & Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints Frederick F. Cripe and John C. Pintozzi and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Lincoln Benefit Life Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 20, 2009


/s/ SUSAN L. LEES
------------------------------
Susan L. Lees
Director, Senior Vice President, General Counsel and Secretary

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Lincoln Benefit Life Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 20, 2009


/s/ JOHN C. LOUNDS
------------------------------
John C. Lounds
Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Lincoln Benefit Life Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 20, 2009


/s/ JOHN C. PINTOZZI
---------------------------------
John C. Pintozzi
Director, Senior Vice President and Chief Financial Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Lincoln Benefit Life Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 20, 2009


/s/ MATTHEW S. EASLEY
----------------------------------------
Matthew S. Easley
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees and John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Lincoln Benefit Life Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 20, 2009


/s/ FREDERICK F. CRIPE
---------------------------------
Frederick F. Cripe
Director, Chairman and Chief Executive Officer